UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2011 (August 22, 2011)

Niska Gas Storage Partners LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34733	27-1855740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 2500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)

 (281) 404-1890
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 22, 2011, Niska Gas Storage Partners LLC (the “Company”) issued a press release announcing that the Company will participate at the Citigroup One-on-One MLP/Midstream Infrastructure Conference on Wednesday, August 24, 2011 and Thursday, August 25, 2011 at the Encore at Wynn Las Vegas, and that Simon Dupéré, the Company’s Interim Chief Executive Officer and Chief Operating Officer, Vance Powers, Chief Financial Officer and Rick Staples, Senior Vice President, Commercial will be presenting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The presentation materials utilized at the conference will be accessible on the morning of August 24, 2011 on the Company’s website at www.niskapartners.com under the “Investor Centre” tab.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended(the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Niska Gas Storage Partners LLC dated August 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC

Dated: August 22, 2011	By:	/s/ Jason A. Dubchak
		Name:	Jason A. Dubchak
		Title:	Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Niska Gas Storage Partners LLC dated August 22, 2011